                                                                    Exhibit 99.7

                                                               EXECUTION VERSION


                             INTERCREDITOR AGREEMENT

            This INTERCREDITOR AGREEMENT (this "AGREEMENT"), is dated as of May 4, 2004, and entered into by and among BUCKEYE PIPE LINE COMPANY LLC, a Delaware limited liability company ("BUCKEYE G.P."), BUCKEYE MANAGEMENT COMPANY LLC, a Delaware limited liability company ("BMC"), GLENMOOR LLC, a Delaware corporation ("GLENMOOR"), BUCKEYE PIPE LINE SERVICES COMPANY, a Pennsylvania corporation ("BP SERVICES"), GOLDMAN SACHS CREDIT PARTNERS L.P., in its capacity as administrative agent for the lenders under the Credit Agreement (as defined below, including its successors and assigns from time to time, the "CA AGENT"), and the undersigned holders of the ESOP Notes (as defined below, including their respective successors and assigns from time to time, the "ESOP NOTE HOLDERS"). Capitalized terms used herein by not otherwise defined herein shall have the meanings set forth in the Reimbursement Security Agreements, as defined below.

                                    RECITALS

            WHEREAS, BPL Acquisition L.P., a Delaware limited partnership ("BPL ACQUISITION"), Buckeye G.P., BMC, Glenmoor, the CA Agent and the lenders party thereto have entered into a Credit and Guaranty Agreement dated as of the date hereof, along with the other parties thereto, providing for a $100,000,000 term loan (as amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT");

            WHEREAS, the obligations of Buckeye G.P., BMC, Glenmoor and BPL Acquisition under the Credit Agreement are secured by substantially all assets of Buckeye G.P., BMC, Glenmoor and BPL Acquisition (other than the Reimbursement Rights (as defined below) that are the subject of the security interests granted pursuant to the Reimbursement Security Agreements, as defined below);

            WHEREAS, the Buckeye Pipe Line Services Company Employee Stock Ownership Plan Trust (the "ESOP TRUST"), established pursuant to the Buckeye Pipe Line Services Company Employee Ownership Plan Trust Agreement dated as of August 12, 1997 between BP Services and LaSalle Bank National Association, as trustee thereunder (together with any successor as such trustee, the "ESOP TRUSTEE"), and the ESOP Note Holders have entered into a Note Agreement, dated as of May 4, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the "ESOP NOTE AGREEMENT" and the ESOP Trust's 3.60% Senior Secured Notes due 2011 issued thereunder, together with any such Senior Secured Notes issued in substitution or exchange therefor, the "ESOP NOTES"), and BP Services has provided a guaranty in respect of the obligations of the ESOP Trust under the ESOP Note Agreement and the ESOP Notes;

            WHEREAS, the obligations of BP Services as guarantor under the ESOP Note Agreement and ESOP Notes are secured by substantially all the assets of BP Services (other than the BP Services payroll account);

            WHEREAS, the obligations of Buckeye G.P. to make payments with respect to the reimbursement of certain costs and expenses of BMC to BMC pursuant to the BMC Reimbursement Agreement are secured by the Reimbursement Rights pursuant to the terms of the Security Agreement between Buckeye G.P. and BMC, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the "BMC SECURITY AGREEMENT");

            WHEREAS, the obligations of Buckeye G.P. and BMC to make payments with respect to the reimbursement of certain costs and expenses of BP Services to BP Services pursuant to the Services Agreement are secured by the Reimbursement Rights pursuant to the terms of the Security Agreement among Buckeye G.P., BMC and BP Services, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the "BP SERVICES SECURITY AGREEMENT");

            WHEREAS, the obligations of Buckeye G.P. to make payments with respect to the reimbursement of certain costs and expenses of Glenmoor to Glenmoor pursuant to the Glenmoor Management Agreement are secured by the Reimbursement Rights pursuant to the terms of the Security Agreement among Buckeye G.P. and Glenmoor, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the "GLENMOOR SECURITY AGREEMENT");

            WHEREAS, each of Glenmoor, BMC, Buckeye G.P., BP Services, the CA Agent and the ESOP Note Holders now desire to agree to certain intercreditor matters, including the allocation of payments and, as to Glenmoor, BP Services and BMC, their respective security interests in the collateral granted under the Glenmoor Security Agreement, the BMC Security Agreement and the BP Services Security Agreement.

            NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. DEFINITIONS.

            1.1 Defined Terms. As used in the Agreement, the following terms shall have the following meanings:

            "AGREEMENT" means this Agreement, as amended, renewed, extended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

            "BANKRUPTCY CODE" means Title 11 of the United States Code entitled "Bankruptcy," as now and hereafter in effect, or any successor statute.

            "BMC REIMBURSEMENT AGREEMENT" means the Expense Reimbursement Agreement between BMC and Buckeye G.P., dated as of May 4, 2004.

            "BPLP" means Buckeye Partners, L.P., a Delaware limited partnership.

            "BUSINESS DAY" any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New York or is a day on which banking institutions located in such state are authorized or required by law or other governmental action to close.

            "FINANCING AGREEMENTS" means the Credit Agreement and other documentation delivered in connection therewith, the ESOP Notes, the ESOP Note Agreement and other documentation delivered in connection therewith, the Reimbursement Security Agreements, the Services Agreement, the Exchange Agreement, the Glenmoor Management

Agreement, the BMC Reimbursement Agreement or any other agreement entered into as of the date hereof or hereafter between any of the parties hereto in connection with any of the foregoing.

            "INSOLVENCY OR LIQUIDATION PROCEEDING" means (a) any voluntary or involuntary case or proceeding under the Bankruptcy Code with respect to Buckeye G.P or any Reimbursement Party, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to Buckeye G.P or any Reimbursement Party or with respect to a material portion of their respective assets, (c) any liquidation, dissolution, reorganization or winding up of Buckeye G.P or any Reimbursement Party, whether voluntary or involuntary, and whether or not involving insolvency or bankruptcy or (d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of Buckeye G.P or any Reimbursement Party.

            "LIEN" means any lien, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, and any lease in the nature thereof) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing.

            "OPERATING COMPANIES" means Buckeye Pipe Line Company, L.P., Buckeye Pipe Line Company of Michigan, L.P., Laurel Pipe Line Company, L.P., Everglades Pipe Line Company, L.P., Buckeye Telecom, L.P. and Buckeye Pipe Line Holdings, L.P., each a Delaware limited partnership.

            "REIMBURSABLE EXPENSES" means the total amount of costs and expenses (including any top-up contributions and collateral coverage deposits payable under the Services Agreement with respect to the ESOP Notes) reimbursable by BPLP and the Operating Partnerships to Buckeye G.P. and/or BMC, attributable to and on account of the Reimbursement Obligations.

            "REIMBURSEMENT COLLATERAL" means, collectively, (i) the Collateral as defined in the BMC Security Agreement, (ii) the Collateral as defined in the BP Services Security Agreement and (iii) the Collateral as defined in the Glenmoor Security Agreement.

            "REIMBURSEMENT OBLIGATIONS" means the payment obligations of (i) Buckeye G.P. and BMC to BP Services under Article V of the Services Agreement,
(ii) Buckeye G.P. to Glenmoor under Article II of the Glenmoor Management Agreement and (iii) Buckeye G.P. to BMC under Section 1 of the BMC Reimbursement Agreement, in each case with respect to the reimbursement of the costs and expenses of BP Services, Glenmoor and BMC, respectively, specified therein.

            "REIMBURSEMENT OBLIGATION PAYMENTS" means the payments to be made by Buckeye G.P. and BMC with respect to the Reimbursement Obligations.

            "REIMBURSEMENT PARTY" means each of Glenmoor, BMC and BP Services.

            "REIMBURSEMENT RATIO" means the ratio of a/y : b/y, where "y" represents the amount of all Reimbursable Expenses due but not yet paid as of the time of measurement, "a" represents the amount of such Reimbursable Expenses attributable to Glenmoor and/or BMC, and "b" represents the aggregate amount of such Reimbursable Expenses attributable to BP Services.

            "REIMBURSEMENT RIGHTS" means the rights of Buckeye G.P., and with respect to the Exchange Agreement only, BMC, to payments as set forth under (i)
Section 7.4(b) of each of the Limited Partnership Agreements, (ii) Article IV of each of the Management Agreements and (iii) Section 2.02 of the Exchange Agreement, in each case with respect to the reimbursement of the costs and expenses of Buckeye G.P. and BMC, respectively, specified therein.

            "REIMBURSEMENT SECURITY AGREEMENTS" means, collectively, the BMC Security Agreement, the BP Services Security Agreement and the Glenmoor Security Agreement.

SECTION 2. ALLOCATION AND APPLICATION OF REIMBURSEMENT OBLIGATION PAYMENTS.

      Buckeye G.P. and the Reimbursement Parties agree with respect to the Reimbursement Obligation Payments as follows:

      (a) All amounts to be paid in satisfaction of the Reimbursement Obligations shall promptly upon receipt by Buckeye G.P. be allocated and applied by Buckeye G.P. to Glenmoor and BMC on the one hand, and to BP Services on the other hand, in accordance with the Reimbursement Ratio. Each Reimbursement Party shall have an interest in their respective Reimbursement Obligation Payments pursuant to their applicable Reimbursement Security Agreement and shall have no interest in the Reimbursement Obligation Payments of any other Reimbursement Party. Pursuant to the foregoing, Buckeye G.P. shall pay:

                  (1) to each of Glenmoor and BMC, that portion of the Reimbursement Obligation Payments representing the amounts payable towards the Reimbursable Expenses of Glenmoor and BMC, respectively; and

                  (2) to BP Services, that portion of the Reimbursement Obligation Payments representing amounts payable towards the Reimbursable Expenses of BP Services.

      (b) Buckeye G.P., Glenmoor, BMC, BP Services, the CA Agent (on behalf of the lenders under the Credit Agreement) and the ESOP Note Holders each agree that the payments received by Glenmoor, BMC and BP Services with respect to the Reimbursable Expenses:

                  (1) shall be retained and utilized by each of Glenmoor, BMC and BP Services, respectively, solely for the purposes of satisfying the costs and expenses that generated such rights for reimbursement (it being expressly understood that the costs and expenses which generated Reimbursement Obligations owed to BP Services may include amounts owed pursuant to Article V of the Services Agreement in respect of top-up contributions and collateral coverage deposits);

                  (2) shall not in any event be applied for and on behalf of the lenders under the Credit Agreement or the ESOP Note Holders for any purpose other than that set forth at (1) immediately above, including, without limitation, application to their respective loans (except as set forth herein), without the consent of (a) the lenders under the Credit Agreement holding not less than 66 2/3% of the aggregate principal amount of the loans thereunder outstanding at such time and (b) ESOP Note Holders holding not less than 66 2/3% of the aggregate principal amount of ESOP Notes outstanding at such time; and

                  (3) will, in the event of a shortfall in the amount paid to BP Services, be divided pro rata (in accordance with the respective amounts owed) between any top-up contribution and collateral coverage deposit in respect of the ESOP Notes, on the one hand, and the other expenses of BP Services, on the other hand.

SECTION 3. INTERCREDITOR ARRANGEMENTS.

      (a) Each of the Reimbursement Parties, Buckeye G.P., the CA Agent and ESOP Note Holders acknowledges and agrees that the liens and security interests granted to (i) BMC under the BMC Security Agreement, (ii) BP Services under the BP Services Security Agreement and (iii) Glenmoor under the Glenmoor Security Agreement shall be treated as having equal priority and shall at all times be shared by the Reimbursement Parties as provided in Section 2.(a) hereof.

      (b) If any Reimbursement Party acquires custody, control or possession of any Reimbursement Obligation Payments, other than by distribution by Buckeye G.P. pursuant to the terms of this Agreement, such Reimbursement Party shall promptly cause such Reimbursement Obligation Payment to be delivered to or put in the custody, possession or control of Buckeye G.P. for disposition or distribution in accordance with the provisions of Section 2; provided, however that if Buckeye G.P. is the subject of a Liquidation Proceeding such Reimbursement Obligation Payment shall be held in trust by such Reimbursement Party for the benefit of all Reimbursement Parties and distributed by such Reimbursement Party directly to the other Reimbursement Parties (or retained by such Reimbursement Party, as applicable) in accordance with the terms of Section 2 hereof as if such Reimbursement Party were Buckeye G.P. under such Section. Until such time as the provisions of the immediately preceding sentence have been complied with, such Reimbursement Party shall be deemed to hold all such Reimbursement Obligation Payments in trust for the parties entitled thereto hereunder.

SECTION 4. SECURITY INTERESTS; ENFORCEABILITY.

      (a) Notwithstanding any other provision of this Agreement or of any provision under any Financing Agreement, it is the express intention of each of the parties hereto that notwithstanding the order of attachment or perfection of any security interests for the benefit of any Reimbursement Party, whether such security interests are in existence, or are valid or perfected security interests or the order of foreclosure, each Reimbursement Party shall be entitled to receive a share of all Reimbursement Obligation Payments in accordance with the Reimbursement Ratio in accordance with the provisions of
Section 2 hereof.

      (b) Each of the Reimbursement Parties agrees not to contest, directly or indirectly, the enforceability of the Reimbursement Security Agreements or any of the Financing Agreements.

SECTION 5. NO OTHER LIENS.

      Except as otherwise provided for under the terms of this Agreement, no Reimbursement Party shall create or suffer to exist any Lien upon or with respect to any of the Reimbursement Collateral, other than those interests permitted under the Reimbursement Security Agreements.

SECTION 6. DISCLAIMERS, INDEMNITY, ETC.

      (a) With respect to the subject matter of this Agreement, each party hereto shall have no duties or responsibilities to any other party hereto except those expressly set forth in this Agreement, and each party hereto shall not by reason of this Agreement or the Reimbursement Security Agreements be a trustee for any other party hereto or have any other fiduciary obligation to any other party hereto (including any obligation under the Trust Indenture Act of 1939, as amended). Each party hereto may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. No party hereto nor any of its directors, officers, employees or agents shall be liable or responsible for any action taken or omitted to be taken by it or them hereunder or in connection therewith, except for its or their own gross negligence or willful misconduct or in connection with their direct or deliberate failure to perform the obligations and agreements set forth herein.

      (b) Each party hereto shall be entitled to rely upon any certification, notice or other communication (including any thereof by telex, telecopy, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to any party hereto), independent accountants and experts selected by any party hereto.

SECTION 7. OBLIGATIONS UNCONDITIONAL.

      All rights, interests, agreements and obligations of the parties hereto shall remain in full force and effect irrespective of:

      (a) any lack of validity or enforceability of the Reimbursement Security Agreements, the Credit Agreement the ESOP Note Agreement or any other Financing Agreement; or

      (b) any other circumstances which otherwise might constitute a defense available to, or a discharge of, the obligations of the parties hereto in respect of this Agreement.

SECTION 8. MISCELLANEOUS.

      (a) Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of any of the Reimbursement Security Agreements, the provisions of this Agreement shall govern and control.

      (b) Effectiveness; Continuing Nature of this Agreement; Severability. This Agreement shall become effective when executed and delivered by the parties hereto. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. All references to any Reimbursement Party hereto shall include such

Reimbursement Party as debtor and debtor-in-possession and any receiver or trustee for such Reimbursement Party in any Insolvency or Liquidation Proceeding of such Reimbursement Party. This Agreement shall terminate and be of no further force and effect upon the earlier of (1) the date upon which the obligations under the Credit Agreement terminate and (2) with respect to the ESOP Note Agreement, the date upon which the obligations under the ESOP Note Agreement terminate.

      (c) Amendments; Waivers. No amendment, modification or waiver of any of the provisions of this Agreement shall be deemed to be made unless the same shall be in writing signed on behalf of each party hereto or its authorized agent and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time.

      (D) SUBMISSION TO JURISDICTION; WAIVERS. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PARTY ARISING OUT OF OR RELATING HERETO MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH PARTY, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (II) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 8(G); AND (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT.

      (E) EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER HEREOF, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 8(E) AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS

HERETO. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

      (f) Each of the parties hereto waives any right it may have to trial by jury in respect of any litigation based on, or arising out of, under or in connection with this Agreement or any Reimbursement Security Agreement, or any course of conduct, course of dealing, verbal or written statement or action of any party hereto.

      (g) Notices. All notices to any party hereto permitted or required under this Agreement or under the Reimbursement Security Agreements shall also be sent to CA Agent and ESOP Note Holders, respectively. Unless otherwise specifically provided herein, any notice hereunder shall be in writing and may be personally served, telexed or sent by telefacsimile, United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof, upon receipt of telefacsimile or telex, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed. For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party's name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

      (H) APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      (i) Binding on Successors and Assigns. This Agreement shall be binding upon each party hereto and their respective successors and assigns.

      (j) Performance. By countersigning or otherwise accepting the terms of this Agreement, each party hereto acknowledges and consents to and agrees to perform and be bound by each of the provisions hereof stated to be applicable to it.

      (k) Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

      (l) Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement or any document or instrument delivered in connection herewith by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement or such other document or instrument, as applicable.

      (m) Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.

      (n) No Third Party Beneficiaries. This Agreement and the rights and benefits hereof shall inure to the benefit of each of the parties hereto and its respective successors and assigns. No other Person shall have or be entitled to assert rights or benefits hereunder.

      (o) Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of each of the

Reimbursement Parties respectively and evidencing the consent of the lenders under the Credit Facility and the ESOP Note Holders to the provisions hereof. No other creditor of any Reimbursement Party (other than the lenders under the Credit Facility and the ESOP Note Holders) shall have any rights hereunder. Nothing in this Agreement is intended to or shall impair the obligations of Buckeye G.P. and BMC, which are absolute and unconditional, to pay the Reimbursement Obligation Payments as and when the same shall become due and payable in accordance with their terms. Nothing herein contained shall be deemed to authorize any Reimbursement Party to take any action not permitted under the Financing Agreements or the Reimbursement Security Agreements.

            [The remainder of this page is intentionally left blank.]

            IN WITNESS WHEREOF, the parties hereto have executed this Intercreditor Agreement as of the date first written above.

                                         BUCKEYE PIPE LINE COMPANY LLC

                                         By:  /s/ Stephen C. Muther
                                              ----------------------------------
                                              Name: Stephen C. Muther
                                              Title: Senior Vice President -
                                                      Administration


                                         BUCKEYE MANAGEMENT COMPANY LLC

                                         By:  /s/ Stephen C. Muther
                                              ----------------------------------
                                              Name: Stephen C. Muther
                                              Title: Senior Vice President -
                                                      Administration


                                         GLENMOOR LLC

                                         By:  /s/ Stephen C. Muther
                                              ----------------------------------
                                              Name: Stephen C. Muther
                                              Title: Senior Vice President -
                                                      Administration


NOTICE ADDRESS:

         5 Radnor Corporate Center, Suite 500
         100 Matsonford Road
         Radnor, PA  19087
         Attention:  Stephen C. Muther, General Counsel.
         Telecopier:  (610) 254-4625

with a copy to:

BPL ACQUISITION L.P.
         c/o Carlyle Riverstone Global Energy and Power Fund II, L.P. c/o Riverstone Holdings LLC
         712 Fifth Avenue, 19th Floor
         New York, New York 10019
         Attention:  David M. Leuschen
         Telecopier:  (212) 993-0077

                                         BUCKEYE PIPE LINE SERVICES COMPANY

                                         By:  /s/ Stephen C. Muther
                                              ----------------------------------
                                              Name: Stephen C. Muther
                                              Title: Senior Vice President -
                                                      Administration


NOTICE ADDRESS:

         5 Radnor Corporate Center, Suite 500
         100 Matsonford Road
         Radnor, PA  19087
         Attention:  Stephen C. Muther, General Counsel.
         Telecopier:  (610) 254-4625

                                         GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                         as CA Agent

                                         By:  /s/ Robert Wagner
                                              ----------------------------------
                                              Name:   Robert Wagner
                                              Title:  Authorized Signatory

NOTICE ADDRESS:

         Goldman Sachs Credit Partners L.P.
         85 Broad Street
         New York, New York  10004
         Attention:  Rob Schatzman
         Telecopier:  (212) 357-0932


with a copy to:

         Goldman Sachs Credit Partners L.P.
         85 Broad Street
         New York, New York  10004
         Attention: John Makrinos
         Telecopier:  (212) 357-4597

                                         THE PRUDENTIAL INSURANCE
                                         COMPANY OF AMERICA

                                         By:  /s/ Brian N. Thomas
                                              ----------------------------------
                                              Name: Brian N. Thomas
                                              Title:  Vice President

NOTICE ADDRESS:

The Prudential Insurance Company of America
c/o Prudential Capital Group
2200 Ross Avenue, Suite 4201E
Dallas, TX  75201
Attention: Managing Director
Telecopier: (800) 224-2278

                                         PRUCO LIFE INSURANCE COMPANY

                                         By:  /s/ Brian N. Thomas
                                              ----------------------------------
                                              Name: Brian N. Thomas
                                              Title:  Vice President


NOTICE ADDRESS:

Pruco Life Insurance Company
c/o Prudential Capital Group
2200 Ross Avenue, Suite 4201E
Dallas, TX  75201
Attention: Managing Director
Telecopier: (800) 224-2278

                                         PRUCO INSURANCE COMPANY OF NEW JERSEY

                                         By:  /s/ Brian N. Thomas
                                              ----------------------------------
                                              Name: Brian N. Thomas
                                              Title:  Vice President


NOTICE ADDRESS:

Pruco Life Insurance Company of New Jersey
c/o Prudential Capital Group
2200 Ross Avenue, Suite 4201E
Dallas, TX  75201
Attention: Managing Director
Telecopier: (800) 224-2278